Second Quarter 2024 Earnings Presentation August 1, 2024 Christopher Stavros – President & CEO Brian Corales – Senior Vice President & CFO Tom Fitter – Director, Investor Relations

Disclaimer 2 12% FORWARD LOOKING STATEMENTS The information in this press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Magnolia’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this press release, the words could, should, will, may, believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the supply and demand for oil, natural gas, NGLs, and other products or services, including impacts of actions taken by OPEC and other state-controlled oil companies; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; (v) geopolitical and business conditions in key regions of the world; and (vi) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors, including inflation. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Magnolia’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including adjusted net income, free cash flow, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and return on capital employed. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Adjusted net income and adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin, adjusted operating margin and return on capital employed are significant components in understanding and assessing a company’s financial performance and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and return on capital employed may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted net income, adjusted EBITDAX, free cash flow, adjusted cash operating costs, adjusted cash operating margin and return on capital employed may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 16, adjusted EBITDAX reconciliation is shown on page 17 of the presentation, adjusted net income is shown on page 18, adjusted cash operating costs and adjusted cash operating margin reconciliations are shown on page 10 and return on capital employed is shown on page 19. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Second Quarter Highlights & Announcements

Financial

Total adjusted net income of $104 million and operating income margin of 40%

Adjusted EBITDAX of $246 million with a 50% reinvestment rate

D&C capital of $123 million and free cash flow of $97 million

Returned ~$130 million to shareholders, including: $103 million of share repurchases[1] and $27 million of dividends

Operations

Q2 2024 production of 90.2 Mboe/d (10% year-over-year growth) and oil production of 37.9 Mbbls/d

Giddings production growth of 21% year-over-year and oil production growth of 28%

Field-level optimization and cost reduction program delivered savings ahead of schedule with 2Q 2024 LOE of $5.40 per Boe, a 10% sequential decline

Corporate

As previously announced, closed Giddings bolt-on acquisition during the second quarter which included:

>27,000 net acres and ~1,000 Boe/d (~35% oil) for $125 million

New acreage + increased working interest/minerals in existing development areas

Low PDP with significant, high-return development opportunities

Giddings development area increased to >200,000 net acres from additional appraisal and recent bolt-on acquisition

(1) Excludes $2.9 million of share repurchases incurred during the first quarter, but settled during the second quarter of 2024.

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History of Top-Tier Return on Capital Employed 4 ❑ High-quality asset base and continued business model execution - low leverage, disciplined capital spending and high pre-tax margins are critical to sustaining high returns ❑ Focus on cost reductions and ongoing share repurchases has had a tangible beneficial impact on Magnolia’s corporate returns 18% 25% 23% 2019 - 2023 2023 1H 2024 5-Year Average Annualized Historical ROCE

Key Financial Metrics (1) Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and shares of Class B Common Stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding. 5 Metric Q2 2024 YoY % Change Total Production (Mboe/d) 90.2 10% Oil Production (Mbbls/d) 37.9 11% Giddings Production as a % of total 77% 7% Revenue ($ MM) $337 20% Adjusted EBITDAX ($ MM) $246 21% Adjusted Net Income ($ MM) $104 7% D&C Capex ($ MM) $123 43% D&C Capital % of Adjusted EBITDAX 50% 8% Free Cash Flow ($ MM) $97 4% Cash Balance ($ MM) $276 (59%) Weighted average diluted shares outstanding (MM) (1) 201.2 (5%)

399 233 27 27 106 124 126 276 0 100 200 300 400 500 600 700 Cash 3/31/2024 Cash Flow from Operations Changes in Working Capital and Other Dividends and Distributions Share Repurchases Acquisitions D&C and Facilities Capital Cash 6/30/2024 (1) (3)(2) 2Q 2024 Cash Flow Reconciliation 6 $ In M ill io n s (1) Cash flow from operations before changes in working capital. (2) Comprised of $27 million of working capital changes including capital accruals. (3) Comprised of $29 million Class A Stock Repurchases and $77 million of Class B Common Stock Repurchase and cancellation.

History of Significant & Consistent Share Repurchases (1) Class A share reduction includes 3.6 million non-compete shares that were paid in lieu of stock in 2021. Includes both Class A and Class B share repurchases. 7 Magnolia has reduced its diluted share count by approximately 22% Magnolia’s Consistent Share Repurchases1 (million shares repurchased)

Safe, Sustainable and Growing Dividend 8 $0.28 $0.40 $0.46 $0.52 2021 2022 2023 2024E Annualized Dividend Payout Per Share ❑ Magnolia’s dividend has grown at a double-digit rate over the past 4 years ❑ Sustainable dividend growth supported even at lower product prices ❑ Dividend per share payout capacity is enhanced by moderate production growth and ongoing share repurchases, leading to higher than peer average dividend growth ❑ Long-term average annual dividend growth of ~10% through commodity cycles

Summary Balance Sheet 9 (in thousands) June 30, 2024 December 31, 2023 Cash $275,683 $401,121 Current assets 178,183 190,152 Property, plant and equipment, net 2,260,755 2,052,021 Other assets 128,243 112,922 Total assets $2,842,864 $2,756,216 Current liabilities $354,959 $314,887 Long-term debt, net 394,131 392,839 Other long-term liabilities 175,418 165,822 Total equity 1,918,356 1,882,668 Total liabilities and equity $2,842,864 $2,756,216

Margin and Cost Structure 10 (1) Lease operating expenses exclude non-cash stock based compensation of $0.6 million, or $0.07 per boe, and $0.5 million, or $0.07 per boe, for the quarters ended June 30, 2024 and 2023, respectively. (2) General and administrative expenses exclude non-cash stock based compensation of $4.2 million, or $0.51 per boe, and $3.6 million, or $0.48 per boe, for the quarters ended June 30, 2024 and 2023, respectively. $ / Boe, unless otherwise noted For the Quarters Ended June 30, 2024 June 30, 2023 Revenue $41.02 $37.62 Total Cash Operating Costs: Lease Operating Expenses (1) (5.33) (4.87) Gathering, Transportation & Processing (1.03) (1.39) Taxes Other Than Income (2.42) (2.04) Exploration Expenses (0.05) - General & Administrative Expenses (2) (2.27) (2.03) Total Adjusted Cash Operating Costs (11.10) (10.33) Adjusted Cash Operating Margin $29.92 $27.29 Margin % 73% 73% Non-Cash Costs: Depreciation, Depletion, and Amortization (12.76) (10.34) Asset Retirement Obligations Accretion (0.21) (0.11) Non-cash stock based compensation (0.58) (0.55) Total non-cash costs (13.55) (11.00) Operating Income Margin $16.37 $16.29 Margin % 40% 43%

2024 Operating Plan 11 2024 Production & Capital Annual BOE and Oil Growth High Single-Digit 2024 Budget $450 - $480 Million (DC&F) 2024 Operating Plan ~2 Rigs / ~1 Completion Crew 2024 Capital ~20% Karnes ~80% Giddings Third Quarter 2024 Guidance Production ~91 Mboe/d D&C Capital Spending ~$120 Million Oil Differential (To Magellan East Houston) ($3) Bbl Fully Diluted Share Count ~199 million

Why Own Magnolia? 12 Business model creates an Oil & Gas company that appeals to “Generalist” investors High Quality Assets Drive Low Capital Reinvestment Rate that Provides Growth to the Business • Limit Capital Spending to 55% of Annual Adjusted EBITDAX (below peer reinvestment rates for above average growth) Mid-Single Digit Long-Term Production Growth with Significant Free Cash Flow • 2024E BOE and Oil Growth of High Single-Digits; Long-term mid-single digit growth Generate strong, consistent free cash flow and return a significant portion to investors • Annual long-term dividend per share growth rate of ~10% and share repurchases of at least 1% per quarter Maintain Conservative Financial Leverage to Provide Financial Flexibility Through Cycle • One of the lowest leverage companies in the E&P space Generate high pretax operating margins • Focus on costs and margins

Appendix

Return Substantial Portion of Our Free Cash Flow to Shareholders and Allocate Some Excess Cash Toward Small, Bolt-on Acquisitions that Improve the Business Long-term dividend per share compound annual growth rate of ~10% and share repurchases of at least 1% per quarter High Quality Assets Drive Low Capital Reinvestment Rate that Provides Growth to the Business Limit Capital Spending to 55% of Annual Adjusted EBITDAX Maintain Conservative Financial Leverage to Provide Financial Flexibility Through Cycle Strong balance sheet provides ability for counter cyclical investing to increase per share value Deliver Mid-Single Digit Long-Term Production Growth with Significant Free Cash Flow 2024E BOE and Oil Growth of High Single-Digits Magnolia’s Business Model & Strategy 14

Giddings Bolt-On Acquisition

April Acquisition Highlights

- Acquired >27,000 net acres in Giddings (>80,000 gross) from a private operator for ~$125 million; closed on April 30th
  - Includes ~1,000 BOEPD (~35% oil, ~68% liquids)
  - Primarily in Fayette, Washington and Lee counties
- Low PDP assets are within our existing acreage footprint; in a highly productive area we know well
- Significantly increases Magnolia's development opportunities through:
  - Increased working interest in future high-return development locations (adds on average ~13% WI to existing overlapping leases)
  - New locations with high working interest added to already deep inventory (~70% of net acreage are new leases)
  - Additional royalty interest


Washington
Existing Acreage
Acquired Acreage
Increased WI

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Free Cash Flow Reconciliations 16 (in thousands) For the Quarters Ended June 30, 2024 June 30, 2023 Net cash provided by operating activities $269,398 $201,775 Add back: net change in operating assets and liabilities (36,665) 2,721 Cash flows from operations before net change in operating assets and liabilities $232,733 $204,496 Additions to oil and natural gas properties (126,077) (86,743) Changes in working capital associated with additions to oil and natural gas properties (9,957) (24,447) Free cash flow $96,699 $93,306

Adjusted EBITDAX Reconciliations 17 (in thousands) For the Quarters Ended June 30, 2024 June 30, 2023 Net income $105,113 $104,596 Interest expense, net 3,516 1,149 Income tax expense 26,769 24,847 EBIT $135,398 $130,592 Depreciation, depletion and amortization 104,743 77,008 Asset retirement obligations accretion 1,745 823 EBITDA $241,886 $208,423 Exploration expenses 402 - EBITDAX $242,288 $208,423 Other income adjustment(1) (1,005) (9,193) Non-cash stock based compensation expense 4,796 4,092 Adjusted EBITDAX $246,079 $203,322 (1) The quarter ended June 30, 2024 includes an adjustment of $1 million related to a gain on revaluation of contingent consideration. The quarter ended June 30, 2023 includes an adjustment of $5.3 million related to an earnout payment associated with the sale of the Company’s 35% membership interest in Ironwood Eagle Ford Midstream, LLC in 2020 and an adjustment of $3.9 million related to the gain on the sale of the company’s 84.7% interest in Highlander Oil & Gas Holdings LLC.

Adjusted Net Income Reconciliation 18 (1) The quarter ended June 30, 2024 includes an adjustment of $1 million related to a gain on revaluation of contingent consideration. The quarter ended June 30, 2023 includes an adjustment of $5.3 million related to an earnout payment associated with the sale of the Company’s 35% membership interest in Ironwood Eagle Ford Midstream, LLC in 2020 and an adjustment of $3.9 million related to the gain on the sale of the Company’s 84.7% interest in Highlander Oil & Gas Holdings LLC. (2) Represents corporate income taxes at an assumed annual effective tax rate of 20.4% and 19.4% for the quarters ended June 30, 2024 and 2023, respectively. (3) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) For the Quarters Ended June 30, 2024 June 30, 2023 Net income $105,113 $104,596 Adjustments: Other income adjustment(1) (1,005) (9,193) Change in estimated income tax(2) 205 1,782 Adjusted Net Income $104,313 $97,185 (in thousands) For the Quarters Ended Total Share Count June 30, 2024 June 30, 2023 Diluted weighted average shares of Class A Common Stock outstanding during the period 184,965 189,567 Weighted average shares of Class B Common Stock outstanding during the period (3) 16,213 21,827 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (3) 201,178 211,394

Return on Capital Employed

(in thousands)	*Six Months Ended June 30, 2024*	*5-Year Average 2019 - 2023*	*December 31, 2023*	*December 31, 2022*	*For the Years Ended December 31, 2021*	*December 31, 2020*	*December 31, 2019*
Operating income (loss)	$258,909	$82,540	$534,485	$1,073,785	$602,594	($1,925,666)	$127,501
Adjustments:							
Impairment of oil and natural gas properties	-	392,198	15,735	-	-	1,945,257	-
Service agreement transition costs[1]	-	2,238	-	-	11,189	-	-
Transaction costs		88	-	-	-	-	438
Adjusted Operating Income (A)	***$258,909***	***$477,064***	***$550,219***	***$1,073,785***	***$613,783***	***$19,591***	***$127,939***
Debt - beginning of period	392,839	388,635	390,383	388,087	391,115	389,835	388,635
Total equity - beginning of period	1,882,669	2,707,955	1,740,192	1,045,249	839,421	2,728,528	2,707,955
Capital employed - beginning of period	$2,275,508	$3,096,590	$2,130,575	$1,433,336	$1,230,536	$3,118,363	$3,096,590
Debt - end of period	394,131	392,839	392,839	390,383	388,087	391,115	389,835
Total equity - end of period	1,918,356	1,882,669	1,882,669	1,740,192	1,045,249	839,421	2,728,528
Capital employed - end of period	$2,312,487	$2,275,508	$2,275,508	$2,130,575	$1,433,336	$1,230,536	$3,118,363
Average Capital Employed (B)	***$2,293,998***	***$2,686,049***	***$2,203,042***	***$1,781,956***	***$1,331,936***	***$2,174,450***	***$3,107,477***
Return on Average Capital Employed (A/B)	***11%***	***18%***	***25%***	***60%***	***46%***	***1%***	***4%***

(1) Costs incurred during the transition period related to the termination of the Services Agreement with EnerVest Operating L.L.C. included within "General and administrative expenses" on the Company's consolidated statements of operations.

MAGNOLIA OIL & GAS

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Q2 2024 Capital Structure & Liquidity Overview 20 Capitalization & Liquidity ($ million) $400 $450 2024 2025 2026 Debt Maturity Schedule ($ million) Borrowing Base $0 Credit Facility Borrowings (as of 6/30/24) 6.00% Senior Unsecured Notes (1) Net cash and net debt are calculated as the difference between cash and total long-term debt, excluding unamortized deferred financing cost. (2) Liquidity defined as cash plus availability under revolving credit facility. (3) Total Equity includes noncontrolling interest. Capital Structure Overview ▪ Maintain low financial leverage profile ‒ Currently have a net debt(1) position of $124 million ‒ Net Debt(1) / Q2 annualized adjusted EBITDAX of 0.1x ▪ Current Liquidity of $726 million, including fully undrawn credit facility (2) ▪ No debt maturities until senior unsecured notes mature in 2026 Capitalization Summary As of 6/30/2024 Cash and Cash Equivalents $276 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Principal Debt Outstanding $400 Total Equity (3) $1,918 Net Debt / Q2 Annualized Adjusted EBITDAX 0.1x Net Debt / Total Book Capitalization 5% Liquidity Summary As of 6/30/2024 Cash and Cash Equivalents $276 Credit Facility Availability $450 Liquidity (2) $726

Production Results 21 Combined Karnes Giddings Combined Karnes Giddings For the Quarter Ended June 30, 2024 For the Quarter Ended June 30, 2023 Production: Oil (MBbls) 3,453 1,092 2,361 3,100 1,260 1,840 Natural gas (MMcf) 14,982 2,467 12,515 13,784 2,977 10,807 Natural gas liquids (MBbls) 2,259 376 1,883 2,054 466 1,588 Total (Mboe) 8,209 1,879 6,330 7,451 2,222 5,229 Average Daily Production Volume: Oil (MBbls/d) 37.9 12.0 25.9 34.1 13.9 20.2 Natural gas (MMcf/d) 164.6 27.1 137.5 151.5 32.7 118.8 Natural gas liquids (MBbls/d) 24.8 4.1 20.7 22.6 5.1 17.5 Total (MBoe/d) 90.2 20.6 69.6 81.9 24.4 57.5